Exhibit 10.1
SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is dated as of July 23, 2010 by and between NO SHOW, INC., a Nevada corporation (the “Corporation”), and 2251442 ONTARIO INC., a Canadian corporation (the “Purchaser”). Capitalized terms used in this Agreement and not otherwise defined shall have the meanings ascribed to them in Article I hereof.

RECITALS:

WHEREAS, the Corporation desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Corporation, 9,000,000 shares of Common Stock (the “Shares”) upon the terms and conditions, and for the consideration set forth in this Agreement; and

WHEREAS, the Corporation and the Purchaser intend to complete a transaction involving the Corporation or a to-be-formed wholly-owned subsidiary of the Corporation (the “New Subsidiary”) and Hollywood.TV, Inc., a California corporation (“Hollywood”), which will be structured as (a) the merger of Hollywood into the Corporation or the New Subsidiary, pursuant to which the Corporation or the New Subsidiary would be the surviving entity and Hollywood would cease to exist, (b) the purchase of all of Hollywood’s outstanding common stock by a special purpose vehicle owned by Ubequity Capital Holdings, LP (the “SPV”) or the Corporation in exchange for shares of the Corporation’s common stock, after which the Corporation would dissolve, (c) the purchase by the SPV or the Corporation of certain assets of Hollywood, including, but not limited to, Hollywood’s database of photographs and videos, after which Hollywood may or may not dissolve, or (d) a similar transaction in which Hollywood’s shareholders obtain an interest in the Corporation (the “Ubequity SPV Transaction”).

NOW, THEREFORE, for and in consideration of the foregoing premises, mutual agreements and covenants herein set forth, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I.

DEFINITIONS

1.1           Definitions.

For all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

“Action” shall have the meaning ascribed to such term in Section 3.1(j) hereof.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144 under the Securities Act.  With respect to the Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as the Purchaser will be deemed to be an Affiliate of the Purchaser.

“Agreement” shall have the meaning ascribed to such term in the preamble hereof.

“Business Day” means any day except Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of Nevada are authorized or required by law or other governmental action to close.

“Closing” shall have the meaning ascribed to such term in Section 2.2 hereof.

“Closing Date” shall have the meaning ascribed to such term in Section 2.2 hereof.

“Closing Price” means on any particular date (a) the last reported closing price per share of Common Stock on such date on the Trading Market (as reported by Bloomberg L.P. at 4:15 PM (New York time)), or (b) if there is no such price on such date, then the closing price on the Trading Market on the date nearest preceding such date (as reported by Bloomberg L.P. at 4:15 PM (New York time)), or (c)  if the Common Stock is not then listed or quoted on the Trading Market and if prices for the Common Stock are then reported in the “pink sheets” published by Pink Sheets LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) if the shares of Common Stock are not then publicly traded the fair market value of a share of Common Stock as determined by an appraiser selected in good faith by the Purchaser.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Corporation and any other class of securities into which such common stock may hereafter be reclassified or changed into.

“Common Stock Equivalents” means any securities of the Corporation which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Corporation” shall have the meaning ascribed to such term in the preamble hereof.

“Consolidation Event” shall mean a sale of all or substantially all of the Corporation’s assets or a merger pursuant to which the holders of the voting securities of the Corporation prior to the merger do not own a majority of the voting securities of the surviving entity.

“Disclosure Schedules” means the Disclosure Schedules of the Corporation delivered concurrently herewith.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h) hereof.

“Hollywood” shall have the meaning ascribed to such term in the recitals hereof.

“Indebtedness” means (a) any liabilities of the Corporation for borrowed money or amounts owed (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Corporation’s financial statements (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments due under leases required to be capitalized in accordance with GAAP.

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” means any change, effect, event, occurrence, state of facts or developments that, individually or, together with any related change, effect, event or circumstance in the aggregate, could reasonably be expected to be materially adverse to the business, assets, liabilities, results of operations, condition (financial or otherwise), properties or prospects of the Corporation or a material impairment or delay in the ability of the Corporation to enter into and consummate the transactions contemplated by each of the Transaction Documents or otherwise carry out its obligations hereunder or thereunder.

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(m) hereof.

“OTCBB” mean the OTC Bulletin Board electronic quotation system.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

 “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchase Price” means Five Thousand and No/100ths Dollars ($5,000).

“Purchaser” shall have the meaning ascribed to such term in the preamble hereof.

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.3 hereof.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h) hereof.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” shall have the meaning ascribed to such term in the recitals of this Agreement.

“Subsidiary” of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person.

 “Trading Day” means a day on which the Common Stock is traded on a Trading Market.

“Trading Market” means any of the following markets or exchanges on which the Common Stock may be listed or quoted for trading on the date in question: the Nasdaq Capital Market, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the OTCBB.

“Transaction Documents” means this Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Ubequity SPV Transaction” shall have the meaning ascribed to such term in the recitals of this Agreement.

ARTICLE II.

PURCHASE AND SALE

2.1           Purchase and Sale of Shares.  Upon the terms and subject to the conditions of this Agreement, the Corporation agrees to issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Corporation, the Shares.  The Purchase Price shall be paid by wire transfer, check or other method acceptable to the Corporation.

2.2           Closing.  The execution and delivery of the Shares and the other documents and agreements referred to herein (the “Closing”) shall take place at the offices of the Purchaser in Toronto (i) at or before 5:00 p.m. local time on July 23, 2010, or (ii) at such other time and place or on such date as the Purchaser and the Corporation may agree upon (the “Closing Date”).  Each party shall deliver the following documents, instruments and writings at or prior to the Closing:

(a)           the Corporation shall deliver or cause to be delivered to the Purchaser the following:

(i)           a certificate evidencing the Shares registered in the name of the Purchaser;

(ii)           good standing certificates issued by the Secretary of the State of all jurisdictions in which the Corporation is incorporated or qualified to do business;

(iii)           a copy of the Articles of Incorporation of the Corporation certified by the Secretary of State of Nevada and the bylaws of the Corporation certified by the secretary of the Corporation;

(iv)           a list of the incumbent officers and specimen signatures of the Corporation, dated as of the Closing Date, and certified by a director of the Corporation to be true, complete and correct as of the Closing Date; and

(v)           a legal opinion of counsel to Corporation in a form reasonably acceptable to Purchaser.

(b)           the Purchaser shall deliver or cause to be delivered to the Corporation the Purchase Price.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1           Representations and Warranties of the Corporation.  Except as set forth under the corresponding section of the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and to qualify any representation or warranty otherwise made herein to the extent of such disclosure, the Corporation hereby makes the representations and warranties set forth below to the Purchaser:

(a)           Subsidiaries.  The Corporation does not hold, nor has it ever held, directly or indirectly, any capital stock or other equity interests of any other Person or Subsidiary. There are no obligations or other contracts, contingent or otherwise, of the Corporation to make any investment (in the form of a loan, capital contribution or otherwise) in any other Person.

(b)           Organization and Qualification.  The Corporation is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  The Corporation is not in violation or default of any of the provisions of its articles of incorporation, bylaws or other organizational or charter documents.  The Corporation is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a Material Adverse Effect, and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c)           Authorization; Enforcement.  The Corporation has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out her obligations hereunder and thereunder.  The execution and delivery of each of the Transaction Documents by the Corporation and the consummation by the Corporation of the transactions contemplated hereby and thereby have been duly authorized by all necessary action and no further action is required by the Corporation, its board of directors or its stockholders in connection therewith.  Each Transaction Document has been (or upon delivery will have been) duly executed by the Corporation and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Corporation enforceable against the Corporation in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d)           No Conflicts.  The execution, delivery and performance of the Transaction Documents by the Corporation, the sale of the Shares, the consummation by the Corporation of the other transactions contemplated hereby and thereby and the recognition and registration of the transfer of the Shares by the Corporation do not and will not, (i) conflict with or violate any provision of the Corporation’s articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Corporation, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Corporation debt or otherwise) or other understanding to which the Corporation is a party or by which any property or asset of the Corporation is bound or affected, or (iii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under any agreement, credit facility, debt or other instrument or other understanding to which the Corporation is a party or by which any property or asset of the Corporation is bound or affected, or (iv) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Corporation is subject (including federal and state securities laws and regulations), or by which any property or asset of the Corporation is bound or affected; except in the case of each of clauses (ii) and (iii), such conflicts as could not have, or reasonably be expected to result in, a Material Adverse Effect.

(e)           Filings, Consents and Approvals.  The Corporation is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority (including the Commission) or other Person in connection with the execution, delivery and performance by the Corporation of the Transaction Documents, except as otherwise contemplated herein.

(f)           Issuance of the Securities.  The Shares are duly authorized and, at the Closing, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens other than restrictions on transfer provided for in the Transaction Documents.  The Corporation will have reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement.

(g)           Capitalization.  The capitalization of the Corporation is as set forth on Schedule 3.1(g) of the Disclosure Schedules.  The Corporation has not issued any capital stock since its most recently filed periodic report under the Exchange Act.  No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.  Except as a result of the purchase and sale of the Shares, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Corporation is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents.  The sale of the Shares will not obligate the Corporation to issue shares of Common Stock, Common Stock Equivalents or other securities to any Person (other than the Purchaser) and will not result in a right of any holder of Corporation's securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Corporation are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.  No further approval or authorization of any stockholder, the board of directors of the Corporation or others will be required for the sale of the Shares.  There are no stockholders agreements, voting agreements or other similar agreements with respect to the Corporation’s capital stock between or among any of the Corporation’s stockholders.

(h)           SEC Reports; Financial Statements.  The Corporation has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Act and the Exchange Act for the two years preceding the date hereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The financial statements of the Corporation included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Corporation and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i)           Material Changes; Undisclosed Events, Liabilities or Developments.  Since the date of the latest audited financial statements included within the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect; (ii) the Corporation has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Corporation’s financial statements pursuant to GAAP or disclosed in filings made with the Commission; (iii) the Corporation has not altered its method of accounting; (iv) the Corporation has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock; and (v) the Corporation has not issued any equity securities to any officer, director or Affiliate.  The Corporation does not have pending before the Commission any request for confidential treatment of information.  No event, liability or development has occurred or exists with respect to the Corporation or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Corporation under applicable securities laws at the time this representation is made that has not been publicly disclosed at least one Trading Day prior to the date that this representation is made.

(j)           Litigation.  There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Corporation, threatened against or affecting the Corporation or any of its respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Shares or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect.  Neither the Corporation nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  There has not been, and to the knowledge of the Corporation, there is not pending or contemplated, any investigation by the Commission involving the Corporation or any current or former director or officer of the Corporation.  The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Corporation under the Securities Act.

(k)           Labor Relations.  No material labor dispute exists or, to the knowledge of the Corporation, is imminent with respect to any of the employees of the Corporation which could reasonably be expected to result in a Material Adverse Effect.  None of the Corporation’s employees is a member of a union that relates to such employee’s relationship with the Corporation, and the Corporation is not a party to a collective bargaining agreement, and the Corporation believes that its relationships with its employees are good.  No executive officer, to the knowledge of the Corporation, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Corporation to any liability with respect to any of the foregoing matters.  The Corporation is in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l)           Compliance.  The Corporation (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Corporation), nor has the Corporation received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is not and has not been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(m)           Regulatory Permits.  The Corporation possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Corporation has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

(n)           Title to Assets.  The Corporation does not own any real property. The Corporation has good and marketable title in all personal property owned by them that is material to the business of the Corporation, free and clear of all Liens.  Any real property and facilities held under lease by the Corporation are held by it under valid, subsisting and enforceable leases with which the Corporation is in compliance.

(o)           Certain Fees.  There are no brokerage or finder’s fees or commissions that are or will be payable by the Corporation to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.

(p)           Private Placement. Assuming the accuracy of the Purchaser representations and warranties set forth in Section 3.2 hereof, no registration under the Securities Act is required for the offer and sale of the Shares by the Corporation to the Purchaser as contemplated hereby.  The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the OTCBB.

(q)           Investment Corporation. The Corporation is not, and is not an Affiliate of, and immediately after receipt of payment for the Shares, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Corporation Act of 1940, as amended.  The Corporation shall conduct its business in a manner so that it will not become subject to such act.

(r)           Registration Rights.  No Person has any right to cause the Corporation to effect the registration under the Securities Act of any securities of the Corporation.

(s)           Listing and Maintenance Requirements.  The Corporation’s Common Stock is registered pursuant to § 12(b) or 12(g) of the Exchange Act, and the Corporation has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Corporation received any notification that the Commission is contemplating terminating such registration of the Common Stock quoted for trading on the OTCBB.  The Corporation has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Corporation is not in compliance with the listing or maintenance requirements of such Trading Market. The Corporation is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

(t)           Application of Takeover Protections.  The Corporation and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Corporation’s Articles of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchaser as a result of the Purchaser and the Corporation fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Corporation’s issuance of the Shares and the Purchaser’s ownership of the Shares.

(u)                      Solvency.  Based on the financial condition of the Corporation, (i) the fair saleable value of the Corporation’s assets exceeds the amount that will be required to be paid on or in respect of the Corporation’s existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Corporation’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Corporation, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Corporation, together with the proceeds the Corporation would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid.  The Corporation does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).  The Corporation has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the date hereof.  The SEC Reports set forth as of the dates thereof all outstanding secured and unsecured Indebtedness of the Corporation, or for which the Corporation has commitments.  The Corporation is not in default with respect to any Indebtedness.

(v)           Tax Status.  Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Corporation has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Corporation has no knowledge of a tax deficiency which has been asserted or threatened against the Corporation.

(w)           No General Solicitation.  Neither the Corporation nor any person acting on behalf of the Corporation has offered or sold any of the Shares by any form of general solicitation or general advertising.  The Corporation has offered the Shares for sale only to the Purchaser as an “accredited investor” within the meaning of Rule 501 under the Securities Act.

(x)           Foreign Corrupt Practices.  Neither the Corporation, nor, to the knowledge of the Corporation, any agent or other person acting on behalf of the Corporation, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Corporation (or made by any person acting on its behalf of which the Corporation is aware) which is  in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(y)           Acknowledgment Regarding Purchaser’s Purchase of Shares.  The Corporation acknowledges and agrees that the Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby.  The Corporation further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Corporation (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by the Purchaser or any of its respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchaser’s purchase of the Shares.  The Corporation further represents to the Purchaser that the Corporation’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Corporation and its representatives.

(z)           Manipulation of Price.  The Corporation has not, and, to its knowledge, no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Corporation to facilitate the sale or resale of any of the Shares, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Corporation.

(aa)           Material Agreements.  The Corporation has provided the Purchaser with or made available to the Purchaser through the SEC Reports, correct and complete copies of all material agreements (as defined in § 601(b)(10) of Regulation S-K promulgated by the Commission) and of all exhibits to the SEC Reports, including amendments to or other modifications of pre-existing material agreements, entered into by the Corporation.

3.2           Representations and Warranties of the Purchaser.

Purchaser hereby represents and warrants as of the date hereof to the Corporation as follows:

(a)           Organization; Authority.  Purchaser is corporation duly organized, validly existing and in good standing under the laws of the Country of Canada with full right, power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by the Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary action on the part of the Purchaser.  Each Transaction Document to which Purchaser is a party has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)           Own Account.  Purchaser understands that the Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Shares as principal for its own account and not with a view to or for distributing or reselling such Shares or any part thereof in violation of the

Securities Act or any applicable state securities law, has no present intention of distributing any of such Shares in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Shares (this representation and warranty not limiting the Purchaser’s right to sell the Shares pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law.  Purchaser is acquiring the Shares hereunder in the ordinary course of its business.

(c)           Purchaser Status.  At the time the Purchaser was offered the Shares, it was, and at the date hereof it will be, either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

(d)           Experience of Purchaser.  Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment.  Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

(e)           General Solicitation.  Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1           Transfer Restrictions.

(a)           Subject to Section 4.1(b) hereof, the Purchaser agrees to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Shares in the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH

EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

(b)           Certificates evidencing the Shares shall not contain any legend (including the legend set forth in Section 4.1(a) hereof), (i) while a registration statement covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Shares pursuant to Rule 144, or (iii) if such Shares are eligible for sale under Rule 144, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission).  The Corporation shall cause its counsel to issue a legal opinion to the Corporation’s transfer agent promptly after the Effective Date if required by the Corporation’s transfer agent to effect the removal of the legend hereunder.  The Corporation agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.1(b), it will, no later than three Trading Days following the delivery by the Purchaser to the Corporation or the Corporation’s transfer agent of a certificate representing Shares issued with a restrictive legend (such third Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to the Purchaser a certificate representing such shares that is free from all restrictive and other legends. The Corporation may not make any notation on its records or give instructions to any transfer agent of the Corporation that enlarge the restrictions on transfer set forth in this Section 4.1(b).

(c)           In addition to the Purchaser’s other available remedies, the Corporation shall pay to the Purchaser, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Shares (based on the Closing Price of the Common Stock on the date such Securities are submitted to the Corporation’s transfer agent) delivered for removal of the restrictive legend and subject to Section 4.1(b) hereof, $5,000 per Trading Day for each Trading Day after the second Trading Day following the Legend Removal Date until such certificate is delivered without a legend. Nothing herein shall limit the Purchaser’s right to pursue actual damages for the Corporation’s failure to deliver certificates representing any Securities as required by the Transaction Documents, and the Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

(d)           Purchaser agrees that the removal of the restrictive legend from certificates representing Shares as set forth in this Section 4.1 is predicated upon the Corporation’s reliance that the Purchaser will sell any Shares pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein.

4.2           Furnishing of Information.  As long as Purchaser owns any Shares, the Corporation covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Corporation after the date hereof pursuant to the Exchange Act.  As long as the Purchaser owns any Shares, if the Corporation is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the

Purchaser and make publicly available in accordance with Rule 144(c) such information as is required for the Purchaser to sell the Shares under Rule 144. The Corporation further covenants that it will take such further action as any holder of Securities may reasonably request, to the extent required from time to time to enable such Person to sell such Shares without registration under the Securities Act within the requirements of the exemption provided by Rule 144.

4.3           Integration.  The Corporation shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in § 2 of the Securities Act) that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Purchaser or that would be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.4           Securities Laws Disclosure; Publicity.  The Corporation shall, by 5:30 p.m. Eastern time on the fourth Trading Day immediately following the date hereof and the Closing Date, issue a Current Report on Form 8-K as required by and in compliance with the Securities Act reflecting the terms of the transactions contemplated by the Transaction Documents.

4.5           Shareholder Rights Plan.  No claim will be made or enforced by the Corporation or, with the consent of the Corporation, any other Person, that the Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Corporation, or that the Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Shares under the Transaction Documents or under any other agreement between the Corporation and the Purchaser.

4.6           Indemnification of Purchaser.  The Corporation will indemnify and hold the Purchaser and its directors, managers, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls the Purchaser (within the meaning of § 15 of the Securities Act and § 20 of the Exchange Act), and the directors, managers, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any the Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Corporation in this Agreement or in the other Transaction Documents or (b) any action instituted against the Purchaser, or any of its Affiliates, by any stockholder of the Corporation, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of the Purchaser’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings the Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by the Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance).

4.7           Indemnification of Corporation.  The Purchaser will indemnify and hold the Corporation and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls the Corporation (within the meaning of § 15 of the Securities Act and § 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Corporation Party”) harmless against, any and all losses, actions, suits, proceedings (including any investigations, litigation or inquiries), demands, and causes of action, and, in connection therewith, and promptly upon demand, pay or reimburse each of them for all reasonable costs, losses, liabilities, damages, or expenses of any kind or nature whatsoever, including, without limitation, the reasonable fees and disbursements of counsel and all other reasonable expenses incurred in connection with investigating, defending or preparing to defend any such matter that may be incurred by them or asserted against or involve any of them as a result of, arising out of, or in any way related to the breach of any of the representations, warranties or covenants of the Purchaser contained herein, provided such claim for indemnification relating to a breach of any representation or warranty is made prior to the expiration of such representation or warranty, provided further, however, that the liability of the Purchaser shall not be greater in amount than the Purchase Price.

4.8           Listing of Common Stock.  The Corporation hereby agrees to use best efforts to maintain the listing of the Common Stock on a Trading Market. The Corporation will take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Corporation’s applicable reporting, filing and other obligations under the bylaws or rules of the Trading Market.

4.9           Form D; Blue Sky Filings.  The Corporation agrees to timely file a Form D with respect to the Shares as required under Regulation D promulgated under the Securities Act and to provide a copy thereof, promptly upon request of the Purchaser. The Corporation shall take such action as the Corporation shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Shares for, sale to the Purchaser at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of Purchaser.

ARTICLE V.

CONDITIONS TO CLOSING

5.1           Conditions Precedent to the Obligations of the Corporation to Close.  The obligation hereunder of the Corporation to perform its obligations under this Agreement and to issue and sell the Shares to the Purchaser is subject to the satisfaction or waiver, at or before the Closing Date of each of the conditions set forth below.  These conditions are for the Corporation's sole benefit and may be waived by the Corporation in writing at any time in its sole discretion.

(a)           Accuracy of the Purchaser’s Representations and Warranties.  The representations and warranties of the Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such dates).

(b)           Performance by the Purchaser.  The Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to the Closing Date.

(c)           No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d)           No Proceedings or Litigation.  No material Action shall have been commenced against the Purchaser or the Corporation, or any of the officers, directors or affiliates of the Corporation, seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

(e)           Closing Deliveries.  The delivery by the Purchaser of the items set forth in Section 2.2(b) hereof.

5.2           Conditions Precedent to the Obligation of the Purchaser to Close.  The obligation hereunder of the Purchaser to perform its obligations under this Agreement and to purchase the Shares is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below.  These conditions are for the Purchaser’s sole benefit and may be waived by the Purchaser in writing at any time in its sole discretion.

(a)           Accuracy of the Corporation's Representations and Warranties.  Each of the representations and warranties of the Corporation shall be true and correct in all material respects as of the date when made and as of the Closing as though made at that time (except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such date).

(b)           Performance by the Corporation.  The Corporation shall have performed, satisfied and complied in all material respects with all material covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Corporation at or prior to the Closing.

(c)           No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d)           No Proceedings or Litigation.  No material Action shall have been commenced, against the Corporation or any of the officers, directors or affiliates of the Corporation seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

(e)           No Suspension.  Trading in the Common Stock shall not have been suspended by the Commission or the Trading Market (except for any suspension of trading of limited duration agreed to by the Corporation, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing, trading in securities generally as reported on the Trading Market shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported on the Trading Market unless the general suspension or limitation shall have been terminated prior to the Closing.

(f)               Material Adverse Effect.  No Material Adverse Effect and no Consolidation Event where the successor entity has not agreed to deliver to the Purchaser such shares of stock and/or securities as the Purchaser is entitled to receive pursuant to this Agreement.

(g)                      Corporate Action.  All required corporate action on the part of the Corporation shall have been taken to approve this Agreement.

(h)           Closing Deliveries.  The delivery by the Corporation of the items set forth in Section 2.2(a) hereof.

ARTICLE VI.

TERMINATION

6.1           Termination.  This Agreement may be terminated pursuant to written notice of such termination to the other party as follows:

(a)                      by mutual written consent of the Corporation and the Purchaser;

(b)                      by either the Corporation or the Purchaser if the Closing shall not have occurred on or before 5:00 p.m. (Central Standard Time) on July 23, 2010; provided, however, that the right to terminate this Agreement under this Section 6.1(b) shall not be available to any party whose breach has caused the failure of the Closing to occur on or before such date;

(c)                      by the Purchaser if the Corporation files for protection from creditors under any applicable law; or

(d)                      by either the Corporation or the Purchaser if there shall be any restraining order, injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the Closing or any of the other transactions contemplated hereby which is final and nonappealable.

6.2           Termination and Rescission Upon Failure of Ubequity SPV Transaction.  Notwithstanding any provisions in this Agreement to the contrary, if the Ubequity SPV Transaction shall not have occurred or been consummated by 5:00 p.m. Eastern Standard Time on August 31, 2010 (or such other time and date that the Purchaser and the Corporation may mutually agree upon), this Agreement, the Transaction Documents and the transactions contemplated by the Transaction Documents shall be deemed automatically rescinded and become null and void and of no force and effect.  Upon termination of this Agreement pursuant to this Section 6.2, Corporation shall deliver the Purchase Price to Purchaser and Purchaser shall deliver the Shares to Corporation within five (5) days of such termination.

ARTICLE VII.
MISCELLANEOUS

7.1           Entire Agreement.  The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

7.2           Review by Counsel.  The Corporation acknowledges that it has been provided the opportunity to retain counsel for the purposes of understanding the terms of this Agreement.  The Corporation further acknowledges that it has read this Agreement in its entirety, that it has had the opportunity to have all of the provisions explained to it by counsel of its choice, show has answered any and all questions asked with regard to the meaning of any of the provisions thereof, and that it fully understands all the terms and conditions contained herein.

7.3           Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (Eastern Standard Time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (Eastern Standard Time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as set forth on the signature pages attached hereto.

7.4           Amendments; Waivers.  No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Corporation and the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

7.5           Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

7.6           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors.  Neither party may assign this Agreement or any rights or obligations hereunder (other than by merger).

7.7           No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.3 hereof.

7.8           Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in Clark County, Nevada. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Clark County, Nevada for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.  The parties hereby waive all rights to a trial by jury.  If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

7.9           Survival.  The representations and warranties contained herein shall survive the Closing and the delivery of the Shares.

7.10           Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

7.11           Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable. The parties hereto agree that the provisions of this Agreement are reasonable under the circumstances, and further agree that if, in the opinion of any court of competent jurisdiction such provisions are not reasonable in any respect, such court shall have the right, power and authority to exercise or modify such provisions and to enforce the remainder of these provisions as so amended.

7.12           Replacement of Shares.  If any certificate or instrument evidencing any of the Shares is mutilated, lost, stolen or destroyed, the Corporation shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution thereof, a new certificate or instrument.

7.13           Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchaser and the Corporation will be entitled to specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agrees to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

7.14           Liquidated Damages.  The Corporation’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Corporation and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

7.15           Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, undersigned parties hereto have executed this Securities Purchase Agreement as of the day and year first above written.

THE CORPORATION: NO SHOW, INC.
By: /s/ Helen Keser Name: Helen Keser Its: President	Address for Notice:
With a copy to (which shall not constitute notice):

THE PURCHASER: 2251442 ONTARIO INC.
By: /s/Raniero Corsini Name: Raniero Corsini Its: President	Address for Notice:
With a copy to (which shall not constitute notice):

Disclosure Schedule

SCHEDULE 3.1(g)

PRE-CLOSING CAPITALIZATION

COMMON SHARES	Units	%

Helen Keser	9,000,000.00	59.80%
Other Shareholders	6,050,000.00	40.20%

	15,050,000.00	100.00%